UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 14, 2007

                               DigiCurve, Inc.

          (Exact name of registrant as specified in its charter)

                                   Nevada
                (State or other jurisdiction of incorporation)

                                 000-52507
                         (Commission File Number)

                                20-1480203
                    (IRS Employer Identification No.)

                    2764 Lake Sahara Drive, Suite 111
                        Las Vegas, Nevada  89117
           (Address of principal executive offices)(Zip Code)

                              (604) 331-1459
            Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 4.01 Changes in Registrant's Certifying Accountant

(a) On May 16, 2007, Dale Matheson Carr-Hilton LaBonte LLP ("Dale Matheson") notified Digicurve, Inc. (the "Company") that it had resigned as the independent registered public accounting firm of the Company.

The reports of Dale Matheson regarding the Company's financial statements as of, and for the period from July 21, 2004 (inception) to, February 28, 2006, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

From the period as of, and from July 21, 2004 (inception), to February 28, 2006, and during the subsequent interim period through May 16, 2007, the Company had no disagreement with Dale Matheson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Dale Matheson, would have caused them to make reference thereto in their report on the Company's financial statements for such period from July 21, 2004 (inception) to, February 28, 2006.

Dale Matheson was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A letter from Dale Matheson is attached hereto as Exhibit 16.

(b) On May 16, 2007, the Company's Board of Directors resolved to engage the independent registered public accounting firm of Moore & Associates, Chartered ("Moore & Associates"), the Company's new independent registered public accountants, which appointment Moore & Associates has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of Moore & Associates, the Company has not consulted with Moore & Associates regarding either: (i) the application of accounting principles,
(ii) the type of audit opinion that might be rendered by Moore & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of
Regulation S-B.   The Company did not have any disagreements with Dale
Matheson and therefore did not discuss any past disagreements with Moore & Associates.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 14, 2007, the Company received a letter from Gregory Brown, stating that Mr. Brown has resigned as a member of the Board of Directors of the Company. In his resignation letter, dated May 13, 2007, and received by Company on May 14, 2007, Mr. Brown identified no disputes or disagreements with the Company, though in his resignation letter he stated that he resigned "effective May 1, 2007." The Company is of the position, that as a matter of law, Mr. Brown cannot retroactively resign his office as a director of the Company.


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


Item 9.01  Financial Statements and Exhibits

Exhibits

No.      Description
---      -----------
16       Letter dated May 16, 2007 from Dale Matheson Carr-Hilton LaBonte LLP to Digicurve, Inc.
99.1     Letter dated May 13, 2007, from Gregory Brown to Digicurve, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DigiCurve, Inc,
                                          (Registrant)

Date:  May 18, 2007                       By: /s/ John Paul Erickson
                                              ----------------------
                                          Name:  John Paul Erickson
                                          Title: President

Exhibit List

No.    Description
---    -----------
16     Letter dated May 16, 2007 from Dale Matheson Carr-Hilton LaBonte LLP to Digicurve, Inc.
99.1   Letter dated May 13, 2007, from Gregory Brown to Digicurve, Inc.

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


                                 Exhibit 16

           [Letterhead of Dale Matheson Carr-Hilton LaBonte LLP]

May 16, 2007

Digicurve, Inc.
Suite 111 - 2764 Lake Sahara Drive
Las Vegas, Nevada
U.S.A. 89117

Dear Sirs:

This letter is to confirm that we have resigned as auditors of Digicurve, Inc. effective May 16, 2007.


Yours very truly,

/s/ DMCL
--------

DALE MATHESON CARR-HILTON LABONTE LLP
"DMCL" CHARTERED ACCOUNTANTS

Per: Reg J. LaBonte, C.A.
       Incorporated Professional: Reginald J. LaBonte, Ltd.
       Partner

                                 Exhibit 99.1

May 13, 2007

Digicurve, Inc.
2764 Lake Sahara Drive, Suite 111
Las Vegas, Nevada  89117

RE:  Letter of Resignation

Dear Sir:

I hereby resign from the Board of Directors of Digicurve, Inc., effective May 1, 2007.

Sincerely,


/s/Gregory Brown
----------------

[letterhead of Gregory Brown]